UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2012

Affinity Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Affinity Gaming, LLC
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Securities Holders.

The information set forth in Item 8.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

Effective at 10:16 a.m. Pacific Time on December 20, 2012 (the “Effective Time”), Affinity Gaming, LLC converted from a Nevada limited liability company into a Nevada corporation after adopting an Agreement and Plan of Conversion (the “Conversion Agreement”) and filing its Articles of Conversion (the “Articles of Conversion”) with the Secretary of State of the State of Nevada. The resulting entity is now known as Affinity Gaming (the “Company,” “we,” or “our,” and such conversion, the “Conversion”). A copy of the Conversion Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. We have attached a copy of the Articles of Conversion as Exhibit 3.3 to this Current Report on Form 8-K and incorporated it herein by reference.

At the Effective Time, the following events occurred:

(1)
The membership interests of Affinity Gaming, LLC held by the members were converted into common shares of the Company on a one-to-one basis. Thereafter, the members of Affinity Gaming, LLC became stockholders of the Company.

(2)
All property, subsidiaries, rights, privileges, powers and franchises of Affinity Gaming, LLC vested in the Company, and all liabilities and obligations of Affinity Gaming, LLC became liabilities and obligations of the Company.

(3)
The Articles of Organization of Affinity Gaming, LLC, as in effect immediately prior to the Effective Time, ceased to have any force or effect and the Articles of Incorporation of the Company, together with the Addendum thereto, (together, the “Articles”) were adopted. We have attached a copy of the Articles as Exhibit 3.1 to this Current Report on Form 8-K and incorporated it herein by reference.

(4)
The Operating Agreement of Affinity gaming, LLC, as in effect immediately prior to the Effective Time, ceased to have any further force or effect and the Bylaws of the Company (the “Bylaws”) were adopted. We have attached a copy of the Bylaws as Exhibit 3.2 to this Current Report on Form 8-K and incorporated it herein by reference.

Upon consummation of the Conversion, shares of our common stock were deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), we are the successor issuer to Affinity Gaming, LLC.

On December 20, 2012, we issued a press release announcing the Conversion. We have attached a copy of the press release as Exhibit 99.3 and incorporated it herein by reference.

Item 9.01(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	December 20, 2012	By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Incorporation of Affinity Gaming and the Addendum thereto, as filed with the Secretary of State of the State of Nevada on December 20, 2012
3.2	Bylaws of Affinity Gaming, as filed with the Secretary of State of the State of Nevada on December 20, 2012
3.3	Articles of Conversion of Affinity Gaming, as filed with the Secretary of State of the State of Nevada on December 20, 2012
99.1	Agreement and Plan of Conversion of Affinity Gaming, as adopted on December 20, 2012
99.3	Press release dated December 20, 2012